Exhibit 99.1

TTM Technologies, Inc., Q1’23	Contact:
Sameer Desai,
Vice President, Corporate
Development & Investor Relations
Sameer.desai@ttmtech.com
714-327-3050

TTM Technologies, Inc. Reports Fiscal First Quarter 2023 Results

Santa Ana, CA – May 3, 2023 – TTM Technologies, Inc. (NASDAQ: TTMI), a leading global manufacturer of technology solutions including engineered systems, radio frequency (“RF”) components and RF microwave/microelectronic assemblies, and printed circuit boards (“PCB”), today reported results for the first quarter fiscal 2023, which ended on April 3, 2023.

First Quarter 2023 Highlights

•	Net sales were $544.4 million

•	GAAP net loss of $5.8 million, or ($0.06) per diluted share

•	Non-GAAP net income was $18.6 million, or $0.18 per diluted share

•	Operating cash flow of $55.1 million; free cash flow of $24.4 million

•	Paid $50 million of Term Loan B

•	Completed sale of Shanghai BPA facility

First Quarter 2023 GAAP Financial Results

Net sales for the first quarter of 2023 were $544.4 million, compared to $581.3 million in the first quarter of 2022.

GAAP operating loss for the first quarter of 2023 was $3.5 million compared to GAAP operating income of $25.9 million in the first quarter of 2022.

GAAP net loss for the first quarter of 2023 was $5.8 million, or ($0.06) per diluted share, compared to GAAP net income of $17.2 million, or $0.17 per diluted share in the first quarter of 2022.

First Quarter 2023 Non-GAAP Financial Results

On a non-GAAP basis, net income for the first quarter of 2023 was $18.6 million, or $0.18 per diluted share. This compares to non-GAAP net income of $25.3 million, or $0.24 per diluted share, for the first quarter of 2022.

Adjusted EBITDA in the first quarter of 2023 was $58.5 million, or 10.7% of sales compared to adjusted EBITDA of $62.0 million, or 10.7% of sales for the first quarter of 2022.

“Revenues were below the guided range due to demand weakness in our commercial end markets and continued supply chain related challenges in North America which resulted in reduced shipments to our Aerospace and Defense customers,” said Tom Edman, CEO of TTM. “However, due to favorable mix and cost controls, non-GAAP EPS was within our guided range. In addition, cash flow from operations remained strong at 10.1% of revenues which enabled our Board of Directors to authorize a new $100 million stock repurchase program,” concluded Mr. Edman.

Business Outlook

While demand in the Aerospace and Defense market remains strong, bookings in our commercial end markets have stabilized at a low level given continued customer inventory reductions and weaker end market demand. As a result, TTM estimates that revenue for the second quarter of 2023 will be in the range of $530 million to $570 million, and non-GAAP net income will be in the range of $0.17 to $0.23 per diluted share.

TTM Technologies, Inc., Q1’23	Contact:
Sameer Desai,
Vice President, Corporate
Development & Investor Relations
Sameer.desai@ttmtech.com
714-327-3050

Separately, as a result of the Term Loan B that is maturing in the third quarter of 2024, the company is evaluating options for its refinancing.

Live Webcast/Conference Call

TTM will host a conference call and webcast to discuss first quarter and 2023 results and the second quarter 2023 outlook on Wednesday, May 3rd, 2023 at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time). The conference call will include forward-looking statements.

Access to the conference call is available by clicking on the registration link TTM Technologies, Inc. first quarter fiscal year 2023 conference call.    Registering participants will receive dial in information and a unique PIN to join the call. Participants can register at any time up to the start of the conference call. The conference call also will be webcast on TTM’s website at TTM Technologies, Inc. first quarter fiscal year 2023 webcast.

To Access a Replay of the Webcast

The replay of the webcast will remain accessible for one week following the live event on TTM’s website at TTM Technologies, Inc. first quarter fiscal year 2023 webcast.

About TTM

TTM Technologies, Inc. is a leading global manufacturer of technology solutions including engineered systems, RF components and RF microwave/microelectronic assemblies, and quick-turn and technologically advanced PCBs. TTM stands for time-to-market, representing how TTM’s time-critical, one-stop manufacturing services enable customers to shorten the time required to develop new products and bring them to market. Additional information can be found at www.ttm.com.

Forward-Looking Statements

The preliminary financial results included in this press release represent the most current information available to management. The company’s actual results when disclosed in its Form 10-K may differ from these preliminary results as a result of the completion of the company’s financial closing procedures; final adjustments; completion of the review by the company’s independent registered accounting firm; and other developments that may arise between now and the disclosure of the final results. This release contains forward-looking statements that relate to future events or performance. TTM cautions you that such statements are simply predictions and actual events or results may differ materially. These statements reflect TTM’s current expectations, and TTM does not undertake to update or revise these forward looking statements, even if experience or future changes make it clear that any projected results expressed or implied in this or other TTM statements will not be realized. Further, these statements involve risks and uncertainties, many of which are beyond TTM’s control, which could cause actual results to differ materially from the forward-looking statements. These risks and uncertainties include, but are not limited to, the impact of COVID-19, general market and economic conditions, including interest rates, currency exchange rates and consumer spending, demand for TTM’s products, market pressures on prices of TTM’s products, warranty claims, changes in product mix, contemplated significant capital expenditures and related financing requirements, TTM’s dependence upon a small number of customers and other factors set forth in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s public reports filed with the SEC.

About Our Non-GAAP Financial Measures

This release includes information about TTM’s adjusted EBITDA, non-GAAP net income and non-GAAP earnings per share, all of which are non-GAAP financial measures. TTM presents non-GAAP financial information to enable investors to see TTM through the eyes of management and to provide better insight into TTM’s ongoing financial performance.

TTM Technologies, Inc., Q1’23	Contact:
Sameer Desai,
Vice President, Corporate
Development & Investor Relations
Sameer.desai@ttmtech.com
714-327-3050

A material limitation associated with the use of the above non-GAAP financial measures is that they have no standardized measurement prescribed by GAAP and may not be comparable to similar non-GAAP financial measures used by other companies. TTM compensates for these limitations by providing full disclosure of each non-GAAP financial measure and reconciliation to the most directly comparable GAAP financial measure. However, the non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

With respect to the Company’s outlook for non-GAAP net income per diluted share, we are unable to predict with reasonable certainty or without unreasonable effort certain items that may affect a comparable measure calculated and presented in accordance with GAAP. Our expected non-GAAP net income per diluted share excludes primarily the future impact of restructuring actions, impairment charges, unusual gains and losses, and tax adjustments. These reconciling items are highly variable and difficult to predict due to various factors outside of management’s control and could have a material impact on our future period net income per diluted share calculated and presented in accordance with GAAP. Accordingly, a reconciliation of non-GAAP net income per diluted share to a comparable measure calculated and presented in accordance with GAAP is not available without unreasonable effort and has not been provided.

- Tables Follow -

TTM TECHNOLOGIES, INC.

Selected Unaudited Financial Information

(In thousands, except per share data)

CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS	First Quarter
	2023	2022
Net sales	$544,437	$581,260
Cost of goods sold	458,314	490,337

Gross profit	86,123	90,923

Operating expenses:
Selling and marketing	21,302	18,272
General and administrative	35,073	32,770
Research and development	7,085	5,555
Amortization of definite-lived intangibles	21,964	8,274
Restructuring charges	4,167	184

Total operating expenses	89,591	65,055

Operating (loss) income	(3,468)	25,868

Interest expense	(12,807)	(11,361)
Gain on sale of subsidiary	1,339	—
Other, net	1,198	1,970

(Loss) income before income taxes	(13,738)	16,477
Income tax benefit	7,924	769

Net (loss) income	$(5,814)	$17,246

(Loss) earnings per share:
Basic	$(0.06)	$0.17
Diluted	(0.06)	0.17

Weighted-average shares used in computing per share amounts:
Basic	102,381	102,613
Diluted	102,381	104,304

Reconciliation of the denominator used to calculate basic earnings per share and diluted earnings per share:
Weighted-average shares outstanding	102,381	102,613
Dilutive effect of warrants	—	6
Dilutive effect of performance-based stock units, restricted stock units & stock options	—	1,685

Diluted shares	102,381	104,304

SELECTED BALANCE SHEET DATA

	April 3, 2023	January 2, 2023
Cash and cash equivalents, including restricted cash	$417,452	$402,749
Accounts and notes receivable, net	398,898	473,225
Receivable from sale of SH E-MS property	34,746	69,240
Contract assets	316,048	335,788
Inventories	176,728	170,639
Total current assets	1,378,103	1,493,056
Property, plant and equipment, net	714,147	724,204
Operating lease right of use asset	15,622	18,862
Other non-current assets	1,068,163	1,087,482
Total assets	3,176,035	3,323,604

Short-term debt, including current portion of long-term debt	$—	$50,000
Accounts payable	312,823	361,788
Total current liabilities	627,751	761,325
Debt, net of discount	879,993	879,407
Total long-term liabilities	1,020,550	1,026,700
Total equity	1,527,734	1,535,579
Total liabilities and equity	3,176,035	3,323,604

SUPPLEMENTAL DATA

	First Quarter
	2023	2022
Gross margin	15.8%	15.6%
Operating margin	(0.6)%	4.5%

End Market Breakdown:

	First Quarter
	2023	2022
Aerospace and Defense	43%	30%
Automotive	17%	20%
Data Center Computing	10%	16%
Medical/Industrial/Instrumentation	19%	21%
Networking	11%	13%

Stock-based Compensation:

	First Quarter
	2023	2022
Amount included in:
Cost of goods sold	$1,662	$1,276
Selling and marketing	741	650
General and administrative	2,562	2,053
Research and development	275	255

Total stock-based compensation expense	$5,240	$4,234

Operating Segment Data:

	First Quarter
Net sales:	2023	2022

PCB	$534,111	$566,070
RF&S Components	10,326	15,190

Total net sales	$544,437	$581,260

Operating segment income:
PCB	$51,634	$56,540
RF&S Components	2,168	5,750
Corporate & Other	(29,498)	(26,764)

Total operating segment income	24,304	35,526
Amortization of definite-lived intangibles	(27,772)	(9,658)

Total operating (loss) income	(3,468)	25,868
Total other expense	(10,270)	(9,391)

(Loss) income before income taxes	$(13,738)	$16,477

RECONCILIATIONS[1]	First Quarter
	2023	2022
Non-GAAP gross profit reconciliation[2]:
GAAP gross profit	$86,123	$90,923
Add back item:
Amortization of definite-lived intangibles	5,808	1,384
Accelerated depreciation associated with plant closures	1,233	—
Stock-based compensation	1,662	1,276
Unrealized gain on commodity hedge	(2,128)	(1,403)
Purchase accounting related inventory markup	163	—

Non-GAAP gross profit	$92,861	$92,180

Non-GAAP gross margin	17.1%	15.9%

Non-GAAP operating income reconciliation[3]:
GAAP operating (loss) income	$(3,468)	$25,868
Add back items:
Amortization of definite-lived intangibles	27,772	9,658
Accelerated depreciation associated with plant closures	1,276	—
Stock-based compensation	5,240	4,234
Gain on sale of assets	(173)	—
Unrealized gain on commodity hedge	(2,128)	(1,403)
Purchase accounting related inventory markup	163	—
Restructuring, acquisition-related and other charges	4,668	1,138

Non-GAAP operating income	$33,350	$39,495

Non-GAAP operating margin	6.1%	6.8%

Non-GAAP net income and EPS reconciliation[4]:
GAAP net (loss) income	$(5,814)	$17,246
Add back items:
Amortization of definite-lived intangibles	27,772	9,658
Accelerated depreciation associated with plant closures	1,276	—
Stock-based compensation	5,240	4,234
Non-cash interest expense	727	532
Gain on sale of assets	(173)	(827)
Change in fair value of warrant liabilities	—	(99)
Gain on sale of subsidiary	(1,339)	—
Unrealized gain on commodity hedge	(2,128)	(1,403)
Purchase accounting related inventory markup	163	—
Restructuring, acquisition-related and other charges	4,668	1,138
Income taxes[5]	(11,744)	(5,226)

Non-GAAP net income	$18,648	$25,253

Non-GAAP earnings per diluted share	$0.18	$0.24

Non-GAAP diluted number of shares:
GAAP diluted number of shares	102,381	104,304
Dilutive effect of performance-based stock units, restricted stock units & stock options	1,949	—

Non-GAAP diluted number of shares	104,330	104,304

Adjusted EBITDA reconciliation[6]:
GAAP net (loss) income	$(5,814)	$17,246
Add back items:
Income tax benefit	(7,924)	(769)
Interest expense	12,807	11,361
Amortization of definite-lived intangibles	27,772	9,658
Depreciation expense	25,253	21,500
Stock-based compensation	5,240	4,234
Gain on sale of assets	(173)	(827)
Change in fair value of warrant liabilities	—	(99)
Gain on sale of subsidiary	(1,339)	—
Unrealized gain on commodity hedge	(2,128)	(1,403)
Purchase accounting related inventory markup	163	—
Restructuring, acquisition-related and other charges	4,668	1,138

Adjusted EBITDA	$58,525	$62,039

Adjusted EBITDA margin	10.7%	10.7%

Free cash flow reconciliation:
Operating cash flow	$55,078	$35,991
Capital expenditures, net	(30,707)	(23,420)

Free cash flow	$24,371	$12,571

[1]

This information provides a reconciliation of non-GAAP gross profit, non-GAAP operating income, non-GAAP net income, non-GAAP EPS, and adjusted EBITDA to the financial information in our consolidated condensed statements of operations.

[2]

Non-GAAP gross profit and gross margin measures exclude amortization of intangibles, accelerated depreciation associated with plant closures, stock-based compensation expense, unrealized gain on commodity hedge, and purchase accounting related inventory markup.

[3]

Non-GAAP operating income and operating margin measures exclude amortization of intangibles, accelerated depreciation associated with plant closures, stock-based compensation expense, gain on sale of assets, unrealized gain on commodity hedge, purchase accounting related inventory markup, restructuring, acquisition-related costs, and other charges.

[4]

This information provides non-GAAP net income and non-GAAP EPS, which are non-GAAP financial measures. Management believes that both measures — which add back amortization of intangibles, accelerated depreciation associated with plant closures, stock-based compensation expense, non-cash interest expense on debt (before consideration of capitalized interest), gain on sale of assets, change in fair value of warrant liabilities, gain on sale of subsidiary, unrealized gain on commodity hedge, purchase accounting related inventory markup, restructuring, acquisition-related costs, and other charges as well as the associated tax impact of these charges and discrete tax items — provide additional useful information to investors regarding the Company’s ongoing financial condition and results of operations.

[5]	Income tax adjustments reflect the difference between income taxes based on a non-GAAP tax rate and a forecasted annual GAAP tax rate.
[6]

Adjusted EBITDA is defined as earnings before interest expense, income taxes, depreciation, amortization of intangibles, stock-based compensation expense, gain on sale of assets, change in fair value of warrant liabilities, gain on sale of subsidiary, unrealized gain on commodity hedge, purchase accounting related inventory markup, restructuring, acquisition-related costs, and other charges. We present adjusted EBITDA to enhance the understanding of our operating results, and it is a key measure we use to evaluate our operations. In addition, we provide our adjusted EBITDA because we believe that investors and securities analysts will find adjusted EBITDA to be a useful measure for evaluating our operating performance and comparing our operating performance with that of similar companies that have different capital structures and for evaluating our ability to meet our future debt service, capital expenditures, and working capital requirements. However, adjusted EBITDA should not be considered as an alternative to cash flows from operating activities as a measure of liquidity or as an alternative to net income as a measure of operating results in accordance with accounting principles generally accepted in the United States of America.